PROSPECTUS                                                       August 1, 1995
As revised October 1, 1995

                        DAVIS HIGH INCOME FUND, INC.
                   (formerly, VENTURE INCOME (+) PLUS, INC.)
                            124 East Marcy Street
                         Santa Fe, New Mexico  87501
                               1-800-279-0279

Minimum Investment                 Plans Available
Initial Purchase $1,000            Individual Retirement Account (IRA)
For Retirement Plans $250          Prototype Retirement Plans
Subsequent Investment $25          Exchange Privilege
                                   Automatic Investment Plan
                                   Automatic Withdrawals Plan

     Davis High Income Fund, Inc. (the "Fund") seeks primarily to achieve a high level of current income. The Fund also seeks to achieve capital growth so long as such objective is consistent with its primary objective. The Fund may invest up to 100% of its assets in lower rated bonds, commonly known as "junk bonds," which entail greater risks, including default risks, than those found in higher rated securities. Investors should carefully consider these risks before investing. See "Investment Objectives and Policies."

     The Fund offers two classes of shares, each having different expense levels and sales charges. You may choose to purchase Class A shares, normally with a sales charge imposed at the time you purchase the shares ("front-end sales charge"), or Class B shares, on which no front-end sales charge is imposed but upon which a deferred sales charge may be imposed at the time of redemption depending on how long you have owned the shares ("contingent deferred sales charge" or "CDSC"). On purchases of Class A shares of $1 million or more, there is no front-end sales charge or contingent deferred sales charge. Class B shares have a higher level of expenses than Class A shares, including higher Rule 12b-1 distribution fees and will have correspondingly lower returns than the Class A shares, Class B shares automatically convert to Class A shares eight years after purchase. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares and other circumstances. Shares of a particular class may be exchanged for shares of the same class offered by another Davis Fund.

     This Prospectus concisely sets forth information about the Fund that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated August 1, 1995 as revised October 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information and other information may be obtained without charge by writing to or calling the Fund at the above address or telephone number.
                           ___________________

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENGY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 SUMMARY

     Fund Expenses. The following table is intended to assist you in understanding the various costs and expenses that an investor in each class of the Fund will bear directly or indirectly. The information with respect to Class A shares is based on the Fund's fiscal year ended March 31, 1995. The information concerning "other expenses" with respect to the Fund's Class B shares is estimated based on the first year such shares are offered and is not necessarily indicative of the first year or future years. You can refer to "Adviser and Distributor" and "Sales Charges" for more information on transaction and operating expenses of the Fund.

Shareholder Transaction Expenses                       Class A       Class B
--------------------------------                       -------       -------
Maximum sales load imposed on purchases.............    4.75%         None
Maximum sales load imposed on reinvested dividends..    None          None
Deferred sales load (a declining percentage of the
  lesser of the net asset value of the shares
  redeemed or the total cost of such shares)
    Redeemed during first year......................    None          4.00%
    Redeemed during second or third year............    None          3.00%
    Redeemed during fourth or fifth year............    None          2.00%
    Redeemed during sixth year......................    None          1.00%
    Redeemed after sixth year.......................    None          None
Exchange Fee........................................    $5.00         $5.00

Annual Fund operating expenses (as a percentage of average net assets)
----------------------------------------------------------------------

      Management fees...............................    0.75%         0.75%
      12b-1 fees<F1>................................    0.17%         1.00%
      Other expenses................................    0.61%         0.61%
                                                        -----         -----
         Total Fund operating expenses..............    1.53%         2.36%

<F1>
The effect of a Rule 12b-1 plan is that long-term shareholders may pay more than the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.


Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and except as noted below redemption at the end of each time period:


                                      1 year    3 years    5 years    10 years
                                      ------    -------    -------    --------
Class A..........................     $62        $94        $127       $221
Class B..........................     $54        $94        $136       N/A
CLASS B(assuming no redemption
        at end of period>........     $24        $74        $126       N/A

     The 5% rate used in the example is only for illustration and is not intended to be indicative of the future performance of the Fund, which may be more or less than the assumed rate. Future expenses may be more or less than those shown.

     The Fund. Davis High Income Fund, Inc. is an open-end, diversified, management investment company incorporated in Maryland in 1980 and is registered under the Investment Company Act of 1940.

     The Fund offers investors the choice between two classes of shares. Class A shares may be purchased at a price equal to their net asset value per share plus a front-end sales charge imposed at the time of purchase. Purchases of $1 million or more of Class A shares may be purchased at net asset value. Class B shares may be purchased at net asset value but are subject to a contingent deferred sales charge on most redemptions made within six years after purchase. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Each class of shares pays a Rule
12b-1 distribution fee at an annual rate not to exceed (i) for Class A shares, 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares and (ii) for Class B Shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares. Investors should understand that the purpose and function of the deferred sales charge and distribution fee with respect to the Class B shares is the same as those of the front-end sales charge and distribution services fee with respect to the Class A shares.

     Each share of the Fund, whether Class A or Class B, represents an identical interest in the investment portfolio of the Fund. However, shares differ by class in important respects. For example, Class B shares incur higher distribution services fees and bear certain other expenses and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The per share net asset value of the Class B shares generally will be lower than the per share net asset value of the Class A shares, reflecting the daily expense accruals of additional distribution fees and certain other expenses applicable to Class B shares. It is expected, however, that the per share net asset value of the classes, which differ by approximately the amount of the expense accrual differential between the classes will tend to converge immediately on the ex date of the dividends or distributions. The Board of Directors may offer additional classes of shares in the future and may at any time discontinue the offering of any class of shares. See "Purchase of Shares--Alternative Purchase Arrangements".

     Investment Objectives. The Fund's primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund may invest in bonds below investment grades "junk bonds". Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. There is no assurance that the investment objective of the Fund will be achieved. See "Investment Objectives and Policies".

     Investment Adviser, Sub-Adviser and Distributor. Davis Selected Advisers, L.P. (formerly, Selected/Venture Advisers, L.P.), (the "Adviser") is the investment adviser and distributor for the Fund. Stamper Capital & Investments, Inc., the ("Sub-Adviser") is employed by the Adviser to
provide day to day management of the Fund's portfolio.   See "Adviser,
Sub-Adviser and Distributor".

     Purchases, Exchanges and Redemptions. Class A shares are sold at net asset value plus a sales charge, and are redeemed at net asset value. Purchases of $1 million or more of Class A shares may be purchased at net asset value. Class B shares are sold at net asset value without a front-end sales charge but may be subject to a deferred sales charge at the time of redemption depending on how long such shares have been owned. Initial and subsequent minimum investments may be made in amounts equal to $1,000 and $25, respectively, except that the minimum initial investment for retirement plans is $250. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of certain other funds managed and distributed by the Adviser, with a $5 service fee for each exchange payable to the Adviser. Accounts with a market value of less than $250 caused by shareholder redemptions are redeemable by the Fund. "See Purchase of Shares," "Exchange of Shares" and "Redemption of Shares".

     Shareholder Services. Questions regarding the Fund or your account may be directed to Davis Selected Advisers, L.P. at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to Davis Selected Advisers, L.P., P.O. Box 1688, Santa Fe, NM 87504-1688. During drastic market conditions, the Adviser may experience difficulty in accepting telephone redemptions. If you are unable to contact the Adviser at the above telephone number, you should call 1-505-820-3000 Monday through Friday between 8:00 a.m. and 4:00 p.m. Mountain Time.

FINANCIAL HIGHLIGHTS

     The following table provides you with information about the financial history of the Fund's shares. The table expresses the information in terms of a single Class A or Class B share for the respective periods presented and is supplementary information to the Fund's financial statements which are included in the March 31, 1995
Annual Report to Shareholders. Such Annual Report may be obtained by writing or calling the Fund. The Fund's financial statements and financial highlights for the five years ended March 31, 1995, have been audited by the Fund's independent certified public accountants, whose opinion thereon is contained in the Annual Report.


                              ------------------------------------Class A------------------------------------------      Class B

                                                                                                                       Four Months
                                                           Year Ended March 31,                                            ended
                              -------------------------------------------------------------------------------------      March 31,
                               1995    1994    1993    1992    1991     1990     1989     1988       1987     1986          1995<F3>
                               ----    ----    ----    ----    ----     ----     ----     ----       ----     ----          ----
Net Asset Value,
 Beginning of Period.......  $ 5.14  $ 5.18  $ 4.92  $ 4.75  $ 6.07   $ 8.09    $ 8.59  $10.29      $10.70   $10.42       $ 4.80

Income From Investment
----------------------
Operations
----------
  Net Investment Income.....   0.46    0.50    0.61    0.53    0.56     0.79      1.20    1.05        1.05     1.44         0.11
  Net Gains or Losses on
    Securities (both realized
    and unrealized).........  (0.24)   0.06    0.25    0.43   (0.85)   (1.63)    (0.59)  (1.37)       0.02     0.44         0.05
                             ------  ------  ------  ------  ------   ------    ------  ------      ------   ------       ------
    Total From  Investment
      Operations............   0.22    0.56    0.86    0.96   (0.29)   (0.84)     0.61   (0.32)       1.07     1.88         0.16

Less Distributions
------------------
  Dividends from net
    investment income.......  (0.46)  (0.50)  (0.60)  (0.53)  (0.56)   (0.88)    (1.11)  (1.05)      (1.11)   (1.60)       (0.11)
  Distributions in excess of
    realized gains..........  (0.04)  (0.10)    -       -        -       -         -       -           -        -             -
  Returns of Capital........    -       -       -     (0.26)  (0.47)   (0.30)      -     (0.33)<F1>  (0.37)     -             -
                             ------  ------  ------  ------  ------   ------    ------  ------      ------   ------       ------
Total Distributions           (0.50)  (0.60)  (0.60)  (0.79)  (1.03)   (1.18)    (1.11)  (1.38)      (1.48)   (1.60)       (0.11)

Net Asset Value,
  End of Period............. $ 4.86  $ 5.14  $ 5.18  $ 4.92  $ 4.75   $ 6.07    $ 8.09  $ 8.59      $10.29   $10.70       $ 4.85
                             ------  ------  ------  ------  ------   ------    ------  ------      ------   ------       ------
                             ------  ------  ------  ------  ------   ------    ------  ------      ------   ------       ------
Total Return<F2>............  4.69%  11.29%  18.81%  22.45% (5.32)% (11.69)%     7.24% (3.16)%      11.16%   18.94%        4.28%
------------

Ratios/Supplemental Data
------------------------
  Net Assets,  End of
    Period (000 omitted).... 56,405  64,663  38,305  24,986  19,386   29,909    53,670  67,397      72,445   54,338        1,900
  Ratio of Expenses to
    Average  Net  Assets....  1.53%   1.48%   1.81%   1.93%   2.09%    1.52%     1.26%   1.19%       1.14%    1.25%        2.36%<F4>
  Ratio of Net Income to
    Average Net Assets......  9.49%   9.31%  11.91%  11.01%  10.43%   10.64%    14.18%  11.09%      10.19%   13.06%        8.66%<F4>
  Portfolio Turnover Rate... 98.94%  98.31%  84.93%  93.78%  76.92%   39.91%    85.91% 107.52%     166.65%  155.35%       98.94%


<F1> The distribution includes $0.10 which  represents  amounts required to be distributed for tax purposes to avoid imposition of excise taxes on realized capital gains.

<F2> Sales charges are not reflected in calculation.

<F3> Class B shares were initially issued December 1, 1994.
<F4> Annualized

                  INVESTMENT OBJECTIVES AND POLICIES

     General. The Fund's primary investment objective is to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. There is no assurance the Fund will succeed in achieving its objectives. The Fund principally invests in high yield, high risk, fixed-income securities.

     Consistent with the Fund's principal investment objective, it is anticipated that under normal conditions at least 80% of the Fund's total assets will be invested in fixed-income securities and at least 65% of the Fund's total assets will be invested in high income securities. Fixed-income securities include convertible and non-convertible debt securities and preferred stock. The Fund's remaining assets may be held in cash or short-term instruments, or invested in common stocks or other equity securities when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income and equity securities. The Fund may invest in zero coupon, pay-in-kind and deferred interest bonds.

     The market value of fixed-income securities will generally be affected by changes in the level of interest rates. Increases in interest rates tend to reduce the market value of fixed-income investments and declines in interest rates tend to increase their value. Moreover, debt issues with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation or depreciation than securities with shorter maturities. Low or unrated securities tend to have a limited market other than institutional investors and therefore may have less liquidity than higher rated securities. This could, at times, cause the Fund difficulty in disposing of such securities at favorable prices. Fluctuations in the market value of the Fund's portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. In addition, the future earning power of an issuer and its ability to service its debt may affect the market price of higher yielding debt.

     The average maturity and the mix of investments of the Fund will vary as the Sub-Adviser seeks to provide a high level of income considering the available alternatives in the market. Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that historic interest rates are indicative of rates which may prevail in the future. Since the values of securities in the Fund fluctuate depending upon market factors, the credit of the issuer and inversely with current interest rate levels, the net asset value of its shares will fluctuate. Consequently, there can be no assurance that the Fund's objectives can be achieved or that its shareholders will be protected from the risk of loss inherent in security ownership. The Sub-Adviser attempts to adjust investments as considered advisable in view of prevailing or anticipated market and credit conditions as perceived by the Sub-Adviser. Portfolio securities may be purchased or sold in anticipation of a rise or a decline in interest rates or a change in credit quality.

     There are market and investment risks with any security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objectives, the Fund will invest in fixed-income securities based on the Sub-Adviser's analysis without relying on any published ratings. The Fund will invest in a particular security if, in the Sub-Adviser's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for the assumed risk. Since investments will be based upon the Sub-Adviser's analysis rather than on the basis of published ratings, achievement of the Fund's goals may depend more upon the abilities of the Sub-Adviser than would otherwise be the case. The higher yield, higher risk securities the Fund seeks, whether rated or unrated, are speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated fixed-income securities. See "High Yield, High Risk Debt Securities" below for a discussion of various risk factors related to high yield, high risk fixed-income securities.

     High Yield, High Risk Debt Securities. As discussed above, the Fund may invest in low rated securities offering high current income. The higher yields that the Fund seeks are generally obtainable from bonds rated in the lower categories by recognized rating services and from unrated securities. The Fund expects to invest principally in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Corporation ("S&P"). A substantial portion of the Fund's portfolio is usually invested in bonds rated Ba or BB or lower by these rating services or which are unrated. The Fund may invest in D rated (defaulted) obligations. Bonds rated Ba or BB or lower are below investment grade and are referred to in the financial community as "junk bonds." At times the portfolio may contain a larger proportion of higher rated securities when the Sub-Adviser deems such holdings to provide a more advantageous return. A brief description of the bond ratings of these two services is contained herein under "Portfolio Composition." A more complete description is contained in the Appendix.
An investment in the Fund may not constitute a complete investment program and may not be appropriate for all investors or for short-term investing.

     High yield, high risk debt securities are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual credit developments to a greater extent than do higher rated securities which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic, political and industry conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower rated bonds and the high yield, high risk market may depress the prices for such securities. If such negative factors adversely impact the market value of high yield, high risk securities, the portfolio's net asset value will be adversely affected.

     High yield, high risk bonds may be issued in a variety of circumstances. Some of the more common circumstances are issuance by corporations in the growth stage of their development, in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding, high risk bonds often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the bonds of such issuers generally is greater than is the case with higher rated bonds. For example, during an economic downturn or recession, highly leveraged issuers of high yield, high risk bonds may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding bonds because such bonds are generally unsecured and are often subordinated to other creditors of the issuer. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If the Fund experiences unexpectedly large net redemptions, it may be forced to sell high yield, high risk bonds out of the portfolio without regard to the investment merits of such sales. This could decrease the Fund's net assets. Since some of the Fund's expenses are fixed, this could also reduce the Fund's rate of return.

     The Fund may have difficulty disposing of certain high yield, high risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high yield, high risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high yield, high risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

     Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower yielding bonds, resulting in a decreased return. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. The Fund has no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet its taxable distribution requirements at potentially adverse circumstances. See "Federal Income Taxes."

     The investment philosophy of the Fund with respect to high yield, high risk bonds is based on the premise that over the long term a broadly diversified portfolio of high yield, high risk fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Fund seeks to achieve a high yield while reducing relative risk through (a) diversification, (b) credit analysis of the issuers in which the Fund invests, (c) purchasing high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. Ratings assigned by credit agencies do not evaluate market risks. The Sub-Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions. This includes analysis and evaluations of a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, fair market value assets and such other considerations as the Sub-Adviser may deem appropriate. The Sub-Adviser, while seeking to maximize current yield, will monitor current developments with respect to portfolio securities, potential investments and broad trends in the economy. Achievement of the Fund's investment objectives will be more dependent upon the Sub-Adviser's credit analysis than would be the case for funds predominately investing in higher rated bonds. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. There is, however, no assurance that the Fund's objectives will be achieved or that the Fund's approach to risk management will protect the shareholders against loss.

     Portfolio Composition. The table below reflects the Fund's portfolio composition by quality rating for the year ended March 31, 1995, calculated on the basis of the average weighted ratings of all bonds held during the year. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities and by other assets. The percentages shown reflects the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

  Composition of the Fund's Portfolio by Quality Rating As a Percentage of
                        Total Assets at March 31, 1995


                                         Fund's Assessment of  General Definition
Moody's/S&P Rating Category  Percentage  Non-rated Securities  of Bond Quality
---------------------------  ----------  --------------------  ---------------
Aaa/AAA....................    4.66%             0.00%         Highest quality
Aa/AA......................    5.57%             0.00%         High quality
A/A........................    0.41%             0.00%         Upper medium grade
Baa/BBB....................    7.63%             0.00%         Medium grade
Ba/BB......................   14.85%             0.00%         Some speculative elements
B/B........................   26.62%            16.72%         Speculative
Caa/CCC....................    4.40%             1.78%         More speculative
Ca, C/CC, C, D.............    1.12%             3.00%         Very speculative, may be in default
Non-Rated..................   21.50%             0.00%         Not rated by Moody's or S&P
Common and Preferred Stock.    3.52%             0.00%
Short-term Investments.....    9.72%             0.00%
                             -------            ------
                             100.00%            21.50%

     The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

     Restricted and Illiquid Securities. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933
Act") or which are subject to contractual restrictions on resale. The Fund does not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

     The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144-A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144-A Securities being purchased or held by the Fund, are illiquid and thus subject to the Fund's policy concerning illiquid securities. In making this determination, the Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the Fund's policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     Foreign Securities and "When Issued" Securities. The Fund may invest in foreign securities which are payable in U.S. dollars. Also the Fund may, from time to time, invest in securities on a "when issued" or a "delayed delivery" basis (that is, delivery and payment therefor normally take place more than 7 and less than 30 days after the transaction date). It is the Fund's policy that any investment in foreign securities or on a when issued or delayed delivery basis will not be made if such investment would cause more than 5% of the value of the Fund's net assets to be invested in either of such types of investments.

     Repurchase Agreements. From time to time, the Fund may enter into repurchase agreements whereby the Fund buys a security which is (i) issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), or (ii) a bank obligation or prime commercial paper, subject to the agreement of the seller to repurchase the instrument and the Fund's agreement to resell it at a price established to provide the Fund with the equivalent of a short-term interest rate. These agreements are for short periods, normally a day, but in no event longer than a week. These transactions are for the purpose of efficiently utilizing cash awaiting investment and do not normally represent any significant portion of the Fund's portfolio. The risk involved is that if the seller were to default, the Fund would sustain a delay in its ability to sell the instrument, additional expense, or a loss, particularly if the seller was in bankruptcy proceedings. The Fund will monitor the creditworthiness of the entities with which it makes such transactions.

     Borrowing. The Fund may borrow money from banks for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets (excluding the amount borrowed), and may pledge an amount not exceeding 15% of total assets (excluding the amount borrowed) to secure such borrowing.

     Temporary Defensive Investments. When market conditions dictate a more defensive strategy, the Fund may temporarily, without limitation, hold cash or invest in short-term money market instruments. The yield on these instruments will generally be lower than the yield on the Fund's regular portfolio.

     Portfolio Transactions. The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund may trade to some degree in securities for the short-term and may sell securities to buy others with greater income or profit potential or when it has realized a profit and the proceeds can be more advantageously utilized. The Fund may also sell a security when the Adviser believes such security will no longer continue to provide a relatively high current yield or involves undue risk, or when the Adviser deems it advisable to take a more defensive position or return to a more aggressive stance. Because of the Fund's policies, the Fund's portfolio turnover rate will vary. A higher portfolio turnover rate could require the payment of larger amounts in brokerage commissions. However, it is anticipated that most securities transactions will be principal transactions, in which no brokerage commissions are incurred. Research services and placement of orders by securities firms for shares of the Fund may be taken into account as a factor in placing portfolio transactions. Portfolio turnover rates are set forth in "Financial Highlights".

     Fundamental and Non-Fundamental Policies. The Fund has adopted certain investment restrictions which are described in the Statement of Additional Information. These restrictions and the Fund's investment objectives may not be changed unless authorized by a vote of the shareholders. All other investment policies are non-fundamental and may be changed without shareholder approval. Percentage restrictions except the restriction with respect to illiquid securities, apply as of the time an investment is made without regard to later increases or decreases in the value of portfolio securities or total net assets.

                   ADVISER, SUB-ADVISER AND DISTRIBUTOR

     Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser and distributor of the Fund. Venture Advisers, Inc.

is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the business operations of the Fund and also acts as the distributor of the Fund's shares. As discussed below, the Adviser has hired Stamper Capital & Investments, Inc. as the Sub-adviser for the Fund. The Adviser also acts as investment adviser and distributor for Davis New York Venture Fund, Inc., (formerly, New York Venture Fund, Inc.), Davis Tax-Free High Income Fund, Inc. (formerly, Venture Muni (+) Plus, Inc.), Davis Series, Inc. (formerly, Retirement Planning Funds of America, Inc.), Davis
International Series, Inc. (formerly, Venture Series, Inc.), (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively, the Selected Funds).

     The Adviser receives a fee at the annual rate of 0.75% on average net assets up to $250 million, 0.65% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. This fee is higher than that of most other mutual funds but is not necessarily higher than that paid by funds with similar objectives. The Fund also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services and compliance with state securities laws.

     Stamper Capital & Investments, Inc. (the "Sub-Adviser"), is the Sub-Adviser for the Fund and manages the Fund's day to day investment operations. The Fund pays no fees directly to the Sub-Adviser from the Fund. The Sub-Adviser will receive from the Adviser a fee equal to 30% of the fees received by the Adviser from the Fund. All the fees paid to Stamper Capital will be paid by the Adviser and not the Fund. The Sub-Adviser also provides investment advisory services to employee benefit plans, institutions, trust and individuals. The Sub-Adviser's offices are located at 380 Foam Street, Suite 205, Monterey, CA 93940.
B. Clark Stamper is the controlling shareholder of the Sub-Adviser. The Adviser may acquire a minority interest in the Sub-Adviser.

     Portfolio Management.   B. Clark Stamper has been the primary
portfolio manager of the Fund since June, 1990. He was a Senior Vice President of the Adviser's General Partner and a Vice President of all of the Davis Funds. He has also been the primary portfolio manager of Davis Tax-Free High Income Fund, Inc., (a high yield municipal bond fund) since June, 1990. He was the primary portfolio manager of Davis Series, Inc's. Government Bond Fund (formerly, Bond Fund), (a U.S. Government Securities income fund) from June, 1990 until April 30, 1995. He was the primary portfolio manager of Selected Capital Preservation Trust's U.S.
Government Income Fund from May 1, 1993, until April 30, 1995.  From
July 1989 through June 1990, Mr. Stamper was a senior credit analyst at National Securities and Research Corporation, and served as a portfolio manager for an institutional high-yield bond fund managed by an affiliate. Prior thereto, he was an officer and credit manager of Dial Capital Management, which managed high-yield funds for institutions.

     Davis Selected Advisers, L.P., in its capacity as distributor, is also reimbursed by the Fund for some of its distribution expenses through Distribution Plans which have been adopted with respect to each class of shares and approved by the Fund's Board of Directors and the shareholders of each class in accordance with Rule 12b-1 under the Investment
Company Act of 1940.  See "Distribution Plans" below for more details.

                           DISTRIBUTION PLANS

     The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares.

     Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Adviser for the fees it pays to its salespersons and other firms for selling Fund shares, servicing shareholders and maintaining shareholder accounts. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Adviser for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Adviser retains. See "Purchase of Shares."

     Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. Up to 0.75% of the average daily net assets is used to pay the Adviser a 4% commission on new sales of Class B Shares. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Fund with respect to sales by the Adviser to officers, directors and full-time employees of the Fund, the Adviser or the Adviser's General Partner. Up to 0.25% of average net assets is used to reimburse the Adviser for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of shareholder accounts.

     If, due to the foregoing payment limitations, the Fund is unable to pay the Adviser the 4% commission on new sales of Class B shares, the Adviser intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Adviser intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Fund who are not interested persons of the Adviser or the Fund and have no direct or indirect financial interest in the Class B Distribution Plan (the "Independent Directors"). If the Class B Distribution Plan is terminated, the Adviser will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts.

     In addition, the Plans provide that the Adviser, in its sole discretion, may utilize its own resources for distributing and promoting sales of Fund shares, including any profits from its advisory fees.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of the respective class. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

     As described above, dealers or others may receive different levels of compensation depending on which class of shares they sell. The
Adviser may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of dealer meetings. Any such amounts may be paid by the Adviser from the fees it receives under the Class A and Class B
Distribution Plans.

     Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

                           PURCHASE OF SHARES

     General. You can purchase Class A or Class B shares of the Fund from any dealer or other person having a sales agreement with the Adviser.

     There are three ways to make an initial investment in the Fund. One way is to fill out the Application Form included in this Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. You should enclose a check (minimum $1,000, except $250 for retirement plans) payable as indicated on the Form.

     Another way to make an initial investment is to have your dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Adviser by telephone or wire. You can also use this method for additional investments of at least $1,000.

     The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Selected Advisers, L.P. at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                      State Street Bank and Trust Company,
                      Boston,  MA 02210
                      Attn.: Mutual Fund Services
                      Davis High Income Fund, Inc.
                      Shareholder Name,
                      Shareholder Account Number,
                      Federal Routing Number 011000028,
                      DDA Number 9904-947-0

     After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "State Street Bank and Trust Company," c/o The Davis Funds, P.O. Box 8406, Boston, MA
02266-8406.  The check should be accompanied by a form which State
Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to State Street.

     The Fund does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by State Street. You receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

     Alternative Purchase Arrangements. The Fund offers two classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

     Depending on the amount of the purchase and the anticipated length of time of investment, investors may choose to purchase one class of shares rather than the other. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares.

     Class A Shares. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the table below.

                                                                Customary
                        Sales Charge        Charge as          Concession to
                             as            Approximate         Your Dealer as
                         Percentage        Percentage           Percentage
                         of Offering        of Amount          of Offering
Amount of Purchase         Price             Invested             Price
------------------       ----------        ----------          -------------
$      99,999 or less...   4-3/4%             5.0%                  4%
$ 100,000 to $249,999...   3-1/2%             3.6%                  3%
$ 250,000 to $499,999...   2-1/2%             2.6%                  2%
$ 500,000 to $749,999...       2%             2.0%                  1-3/4%
$ 750,000 to $999,999...       1%             1.0%                  3/4 of 1%
$   1,000,000 or more...       0%             0.0%                  0%<F1>

<F1>On purchases of $1 million or more, the investor pays no initial or contingent deferred sales charge. However, the Adviser may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:


       Purchase Amount                               Commission
       ---------------                               ----------
      First    $3,000,000.............................   .75%
      Next     $2,000,000.............................   .50%
      Over     $5,000,000.............................   .25%


Such commission will be paid quarterly at the end of each fiscal quarter for the first year after purchase. Where a commission is paid because of purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Fund and, in cases where the limits of the distribution plan in any year have been reached, from the distributor's own resources.

     There are a number of ways to reduce the sales charge on the purchase of Class A shares, as set forth below.

     (i) Family Purchases: Purchases made by an individual, such individual's spouse and children under 21 are combined and treated as a purchase of a single person.

     (ii) Group Purchases: The purchases of an organized group, whether or not incorporated, are combined and treated as the purchase of a single person. The organization must have been organized for a purpose other than to purchase shares of mutual funds.

     (iii) Purchases for Employee Benefit Plans: Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

     (iv) Purchases under a Statement of Intention: By executing the "Statement of Intention" included in the Application Form at the back of the Prospectus, purchases of Class A shares of $100,000 or more made over a 13-month period may be made at the applicable price for the aggregate shares actually purchased during the period. Please see "Terms and Conditions" at back of this prospectus.

     (v) Rights of Accumulation: If you notify your dealer or the Adviser you may include the Class A shares you already own (valued at maximum offering price) in calculating the price applicable to your current purchase.

     (vi) Combined Purchases with other Davis Funds:  Purchases of Class
A shares of the Fund may be combined with your purchases of Class A shares of other Davis Funds, including Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis International Series, Inc. and all funds offered by Davis Series, Inc. (other than Davis Government Money Market Fund), separately or under combined Statements of Intention or rights of accumulation to determine the price applicable to your purchases of Class A shares of the Fund.

     (vii) Sales at Net Asset Value:  The sales charge will not apply to:
(1) Class A shares purchased through the automatic reinvestment of dividends and distributions (see "Dividends and Distributions"); (2) Class A shares purchased by directors, officers and employees of any Fund supervised and distributed by the Adviser or the Adviser's General
Partner, including former directors and officers and any spouse, child, parent, grandparent, brother or sister of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals and employees (and any spouse, child, parent, grandparent, brother or sister) of securities dealers having a sales agreement with the Adviser; (4) initial purchases of Class A shares totaling $250,000 or more, made at any one time by banks, trust companies and other financial institutions (collectively "Institutions") on behalf of one or more clients for which such Institution acts in a fiduciary capacity; (5) initial purchases of Class A shares totaling $250,000 or more by a registered investment adviser on behalf of a client for which the adviser is authorized to make investment decisions or otherwise acts in a fiduciary capacity; (6) Class A shares purchased by any single account covering a minimum of 250 participants and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code; (7) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Adviser; and (8) Class A shares purchased by any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

     Class B Shares. Class B shares are offered at net asset value, without a front-end sales charge. With certain exceptions described below, the Fund imposes a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the forth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired upon exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase, and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value.

     Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under the Funds' private Internal Revenue Service Ruling such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

     Any contingent deferred sales charge imposed upon the redemption of Class B shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares. No contingent deferred sales charge is imposed when you redeem amounts derived from (a) increases in the value of shares above the net cost of such shares or
(b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge will be waived as follows: (1) on redemptions following a shareholder's death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (2) on taxable periodic distributions from a qualified retirement plan or IRA upon retirement or attainment of age 59-1/2 (e.g. the applicable contingent deferred sales charge, if any, is imposed upon a lump sum redemption at any age whether or not it is taxable) or distribution necessary to make a tax-free return of contributions to avoid tax penalty; (3) on redemptions of shares sold to directors, officers and employees of the Fund, its Adviser or the Adviser's General Partner, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (4) on redemptions made as tax-free returns of contributions to avoid tax penalty; and (5) on redemptions pursuant to the right of the Fund to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

Prototype Retirement Plans. The Adviser and certain qualified dealers have available prototype retirement plans sponsored by the Fund for corporations and self-employed individuals and prototype Individual Retirement Account ("IRA") plans for both individuals and employers.
These plans utilize the shares of the Fund and other Funds managed and distributed by the Adviser as their investment vehicle. State Street acts as custodian or trustee for the plans and charges the participant $10 to establish each account and an annual maintenance fee of $10 per account. Such fees will be redeemed automatically at year end from your account, unless you elect to pay the fee directly.

     Automatic Investment Plan. Shareholders may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to the shareholder's bank account of a specific amount (minimum $25) each month which will be used to purchase Fund shares. For institutions that are members of the Automated Clearing House system
(ACH), such purchases can be processed electronically on any day of the month between the 3rd and 28th day of each month. After each automatic investment, the shareholder will receive a transaction confirmation and the debit should be reflected on the shareholder's next bank statement. The plan may be terminated at any time by the shareholder. If you desire to utilize this plan, you may use the appropriate designation on the Application Form.

     Dividend Diversification Program. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds subject to state securities law requirements and the minimum investment requirements set forth below. You must receive a current prospectus for a fund prior to investment. Shares will be purchased at the chosen fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares.
All accounts established or utilized under this program must have a minimum initial value of at least $250 and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                                TELEPHONE PRIVILEGE

     Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification
(account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we may have difficulty in accepting telephone requests in which case you should contact us by mail. See "Exchange of Shares - By Telephone", "Redemption of Shares - By Telephone" and "Redemption of Shares - Expedited
Redemption Privilege".

                         EXCHANGE OF SHARES

     General. You may exchange shares of the Fund for shares of the same class of the other Davis Funds. This exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds.  However, the Fund is intended as a long-term investment and is not intended for short-term trades. Shares of a particular class of the Fund may be exchanged only for shares of the same class of another Davis Fund. All of the Davis Funds offer Class A and
Class B shares.   The shares to be received upon exchange must be legally
available for sale in your state. The net asset value of the initial shares being acquired must be at least $1,000 unless such exchange is under the Automatic Exchange Program described below. There is a $5 service charge payable to the Distributor for each exchange other than an exchange under the Automatic Exchange Program.

     Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the term of any CDSC to which any Class B shares are subject at the time of exchange will continue to apply to any Class B shares acquired upon exchange.

     Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Adviser for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares". Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

     An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

     The number of times a shareholder may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Adviser. Currently, more than three exchanges out of a fund during a twelve month period are not permitted without the prior written approval of the Adviser. The Fund reserves the right to terminate or amend the exchange privilege at any time upon 60 or more days' notice.

     By Telephone. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the note under "Telephone Privilege" which is also applicable to exchanges.

     Automatic Exchange Program. The Fund also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250 and all subsequent investments must be at least $25. Each month shares will be simultaneously redeemed and purchased at the chosen fund's applicable offering price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                              REDEMPTION OF SHARES

     General. You can redeem, or sell back to the Fund, all or part of your shares at any time. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406,
Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all of them must sign the request. The signatures on the request must be the same as the way in which the shares are registered.

     Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

     If shares to be redeemed are represented by a certificate, the certificate, signed by the owner or owners, must be sent to State Street with the request.

     For the protection of all shareholders, the Fund also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $25,000 must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures or if such guarantor is not a member or participant of a signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A signature guarantee on redemption requests where the proceeds would be $25,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

     Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any such redemption delay by paying for your shares with a certified or cashiers check or by bank wire or federal funds.

     Redemptions are ordinarily paid to you in cash. However, the Fund's Board of Directors is authorized to decide that conditions exist making cash payments undesirable, although the Board has never reached such a decision. If the Board should decide to make payment in other than cash, redemptions could be paid in securities, valued at the value used in computing the Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

     Your shares may also be redeemed through participating dealers.
Under this method, the Adviser repurchases the shares from your dealer if your dealer is a member of the Adviser's selling group. Your dealer may, but is not required to, use this method in selling back your shares. If your dealer does this, the dealer may place the repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

     Expedited Redemption Privilege. Accounts other than prototype retirement plans and IRAs may designate on the Expedited Redemption Privilege Form an account with any commercial bank and have the cash proceeds from the redemption sent, by either wire or electronically through the Automated Clearing House system (ACH), to a pre-designated bank account. State Street will accept instructions to redeem shares and make payment to a pre-designated commercial bank account by (a) written request signed by the registered shareholder, (b) telephone request by any Qualified Dealer to Davis Selected Advisers, L.P. (1-800-279-0279), (c) by telegraphic request by the shareholder to State Street. At the time of redemption, the shareholder must request that federal funds be wired or transferred by ACH to the bank account he has designated on the application. The redemption proceeds under this procedure may not be directed to a savings bank, savings and loan or credit union account except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System. The Adviser, in its discretion, may limit the amount that may be redeemed by a shareholder in any day under the Expedited Redemption Privilege to $25,000. There is a $5 charge by State Street for wire service, and receiving banks may also charge for this service. Payment by ACH will arrive usually at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call. The Expedited
Redemption Privilege may be terminated, modified or suspended by the Company at any time. See "Telephone Privilege".

     The name of the registered shareholder and corresponding Fund account number must be supplied. The Expedited Redemption Privilege Form provides for the appropriate information concerning the commercial bank and account number. Changes in ownership, account number (including the identity of your bank) or authorized signatories of the pre-designated account may be made by written notice to State Street with your signature and those of new owners or signers on the account guaranteed by a commercial bank or trust company. Additional documentation may be required to change the designated account where shares are held by a corporation, partnership, executor, administrator, trustee or guardian.

     By Telephone. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

          The check can only be issued for up to $25,000;

          The check can only be issued to the registered owner (who must be an individual);

          The check can only be sent to the address of record; and

          Your current address of record must have been on file for 30 days.

     Automatic Withdrawals Plan.  Under the Automatic Withdrawals
Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. Shares are redeemed so that you will receive the payment you have requested approximately in the middle of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Fund shares will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program using Class B shares, any applicable contingent deferred sales charges will be imposed on such Class B shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you owing to tax consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. Your Automatic Withdrawals Plan may be terminated by you at any time without charge or penalty. The Fund reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Call or write the Fund if you want further information on the Automatic Withdrawals Plan.

     Involuntary Redemptions. To relieve the Fund of the cost of maintaining uneconomical accounts, the Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Fund will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

     Subsequent Repurchases.  After some of or all your Class A or Class
B shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of the Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any CDSC assessed on Class B shares will be returned to the account. Class B shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and conversion period. This can be done by sending the Fund or the Adviser a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 30 days after the redemption or repurchase. You can only use this privilege once. See "Federal Income Tax".

                        DETERMINING THE PRICE OF SHARES

     The net asset value per share is determined daily by dividing the total value of investments and other assets, less any liabilities, by the number of total outstanding shares. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (Pricing services generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. Short-term securities maturing in 60 days or less will be valued at amortized cost (unless the Board of Directors determines that amortized cost would not represent a fair value). If there is a material difference in the market value and amortized cost value of short-term securities, market value will be used. Assets for which there are no quotations available will be valued at a fair value as determined by the Board of Directors.

     The net asset value per share is determined as of the earlier of close of the exchange or 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. If the purchase order or redemption request is placed with your dealer, then the applicable price is normally computed as of 4:00 p.m. Eastern Time on the day the dealer receives the order, provided that the dealer receives the order before 4:00 p.m. Eastern Time. Otherwise, the applicable price is the next determined net asset value. It is the responsibility of your dealer to promptly forward purchase and redemption orders to the Adviser. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation. See "Redemption of Shares."

                       DIVIDENDS AND DISTRIBUTIONS

     There are two sources for the payments made to you by the Fund.
The first is net investment income. Payments from this source are made monthly. The second source is realized capital gains, distribution of which are paid at least annually. You will receive quarterly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. The source and federal income tax status of all distributions will be reported to shareholders annually. You will also receive confirmations after each purchase (other than through dividend reinvestment) and after each redemption. Because Class B shares incur higher distribution services fees and bear certain other expenses, such class will have a higher expense ratio and will pay correspondingly lower dividends than Class A shares. Information concerning distributions will be mailed annually to shareholders.

     The Fund currently declares monthly distributions based on the Adviser's projections of estimated net investment income. The amount of each distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. The Fund at times may continue to pay distributions based on expectation of future investment results and to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors, the Fund may have failed to achieve projected investment results for a given period. In such cases, the Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

     Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends and short-term capital gain distributions paid in cash and long-term capital gain distributions reinvested. The reinvestment of dividends and distributions is made at net asset value (without any sales charge) on the dividend payment date. For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

                           FEDERAL INCOME TAXES

     This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on an investment in the Fund.

     The Fund intends to continue to qualify, as it has since inception, as a regulated investment company under the Internal Revenue Code (the
"Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If for any calendar year the distributed earnings required under the Code exceed the amount distributed, an excise tax equal to 4% of the excess will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

     Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared.

     A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less, and if the shareholder received a capital distribution during such period, then such loss will be treated as a long-term capital loss to the extent of any such capital gain distribution.

Interest on indebtedness incurred by non-corporate shareholders to purchase or carry shares of the Fund will be deductible only up to the amount of the shareholders' net investment income.

                             FUND SHARES

     Shares issued by the Fund are currently divided into two classes, Class A shares and Class B shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that
(i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule
12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund.

     In accordance with Maryland law and the Fund's By-laws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders holding at least 10% of the outstanding shares of the Fund.

                           PERFORMANCE DATA

     From time to time, the Fund may advertise information regarding its performance. The Fund may also publish its "distribution rate." Such information will consist of its "yield" and "total return" and will be calculated separately for each class. These performance figures are based upon historical results and are not intended to indicate future performance.

     "Yield" is computed by dividing the net investment income per share (as defined in applicable regulations of the Securities and Exchange Commission) during a specified 30-day period by the maximum offering price per share on the last day of such period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

     "Total return" refers to the Fund's average annual compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment. In the event the Fund advertises its total return, the stated periods will be one, five and ten years, and may also include longer or shorter periods, including the life of the Fund. The computation of total return assumes reinvestment of all dividends and distributions, and deduction of all charges and expenses.

     "Distribution rate" is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of such period. Distribution rates published are measures of the level of income dividends distributed during a specified period. Thus, such rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

     In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time. The Fund may also quote total return and aggregate total return performance data for various other specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications.

     The Fund's 1995 Annual Report contains additional performance information and will be made available upon request and without charge.

                         SHAREHOLDER INQUIRIES

     Shareholder inquiries should be directed to Davis Selected Advisers, L.P., by writing to P.O. Box 1688, Santa Fe, NM 87504-1688 or by calling 1-800-279-0279.

                             APPENDIX
                  QUALITY RATINGS OF DEBT SECURITIES

Moody's Investors Service, Inc. Corporate Bond Ratings

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat greater than Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings

     AAA - Debt rated 'AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B_' rating.

     CC - The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C - The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC_' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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                               TABLE OF CONTENTS


                                                                        PAGE

Summary..............................................................    2
Financial Highlights.................................................    4
Investment Objectives and Policies...................................    5
Adviser, Sub-Adviser and Distributor.................................    9
Distribution Plans...................................................   10
Purchase of Shares...................................................   11
Telephone Privilege..................................................   15
Exchange of Shares...................................................   16
Redemption of Shares.................................................   17
Determining the Price of Shares......................................   19
Dividends and Distributions..........................................   19
Federal Income Taxes.................................................   20
Fund Shares..........................................................   21
Performance Data.....................................................   21
Shareholder Inquiries................................................   22
Appendix - Quality Ratings of Debt Securities........................   22

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
                     STATEMENT OF ADDITIONAL INFORMATION

                              August 1, 1995
                         As revised October 1, 1995


                           DAVIS HIGH INCOME FUND, INC.
                    (formerly, Venture Income (+) Plus, Inc.)
                              124 East Marcy Street
                            Santa Fe, New Mexico  87501
                                 1-800-279-0279


                            TABLE OF CONTENTS

Topic                                                                  Page
Investment Restrictions...........................................      2
Foreign Securities................................................      3
"When Issued" Securities..........................................      3
Repurchase Agreements.............................................      3
Lending Portfolio Securities......................................      4
Writing Covered Call Options......................................      4
Portfolio Transactions............................................      6
Directors and Officers............................................      6
Directors Compensation Schedule...................................      8
Certain Shareholders of the Fund..................................      9
Investment Advisory Services......................................     10
Custodian.........................................................     11
Auditors..........................................................     11
Determining the Price of Shares...................................     11
Reduction of Class A Sales Charge.................................     11
Distribution of Fund Shares.......................................     13
Performance Data..................................................     13






THIS STATEMENT OF ADDITIONAL INFORMATION SETS FORTH INFORMATION CONCERNING
DAVIS HIGH INCOME FUND, INC. (THE "FUND"). THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. INVESTORS SHOULD READ THIS STATEMENT OF ADDITIONAL INFORMATION IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED
AUGUST 1, 1995, AS REVISED OCTOBER 1, 1995, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING TO OR CALLING THE FUND AT THE ABOVE ADDRESS OR TELEPHONE NUMBER.

THE FUND'S MARCH 31, 1995 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL STATEMENTS APPEARING THEREIN ARE INCORPORATED HEREIN BY REFERENCE.

                          INVESTMENT RESTRICTIONS

     The investment restrictions set forth below and the Fund's investment objectives set forth in the Prospectus may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

1.   The Fund may not buy or sell commodities or commodity contracts.

2. The Fund may not purchase real estate or real estate mortgages as such, but the Fund may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

3. The Fund may not buy the securities of any company if the Fund would then own more than 10% of such company's voting securities or any class of such company's securities. For this purpose all debt securities of an issuer are deemed to comprise a single class.

4. The Fund may not buy the securities of any company if more than 5% of the value of its total assets would then be invested in that company; the Fund may, however, without limitation, invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") and repurchase agreements with respect thereto.

5. The Fund may not buy the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would then be invested in companies in that industry.

6. The Fund may not purchase or write put or call options, except that it may write listed, covered call options and make closing transactions in respect thereof, provided that no more than 20% of the value of the Fund's total assets would be subject to such calls.

7. The Fund may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of the value of the Fund's total assets would then be invested in such securities.

8. The Fund may not buy securities issued by other investment companies except incident to an acquisition of assets or a merger.

9. The Fund may not sell short, buy on margin or engage in arbitrage transactions.

10. The Fund does not invest for the purpose of exercising control or management of other companies.

11. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

12. The Fund may not buy or continue to hold securities if any officer or director of the Fund, the Adviser or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

13. The Fund does not engage in the underwriting of securities; however, if the Fund sells "restricted" securities it may technically be considered an "underwriter."

14. The Fund may lend its securities provided that not more than 20% of the value of the Fund's total assets are subject to such loans. The Fund may not lend money except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives.

     State Undertakings and Non-Fundamental Policies. In addition to the foregoing restrictions, the Fund has voluntarily undertaken with certain states, for so long as the Fund's shares are sold in such states, not to invest in oil, gas or other mineral explorations or development programs. This undertaking and all other non-fundamental policies may be changed without shareholder approval.

                         FOREIGN SECURITIES

     The Fund may invest in foreign securities without limitation as to type and country. As a matter of non-fundamental policy, the Fund will not make such an investment if it would cause more than 5% of the value of the Fund's net assets to be invested in foreign securities. All the Fund's investments in foreign securities must be dollar denominated.
Foreign securities will generally be purchased on domestic exchanges but may also be purchased through domestic brokers on major world exchanges. The Fund does not intend to emphasize the purchase of securities related to any particular foreign nation. Foreign investments involve certain considerations which are not typically associated with investments in United States Entities. An investment in a foreign entity may be affected by changes in currency rates and in currency exchange controls. There may be less publicly available information about a foreign entity than a United States entity. Foreign entities generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States entities. Securities of some foreign entities may be less liquid and more volatile than securities of comparable United States entities. There is generally less government regulation of stock exchanges, brokers and listed entities abroad than in the United States. Additionally, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or social instability or diplomatic developments which could affect investments in entities in those countries. Foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. If it should be necessary, the Fund would generally encounter greater difficulties in commencing and prosecuting successfully a lawsuit against a foreign issuer than a United States issuer. The Fund's Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, the investments will be in accordance with the Fund's objectives.

                           WHEN-ISSUED SECURITIES

     New issues of fixed income securities of the type in which the Fund will invest may be offered on a when-issued or delayed delivery basis
(that is, delivery and payment for the securities normally takes place more than seven and less than 30 days after the date of the transaction). In such offerings, the Fund's payment obligation and the interest rate the Fund will receive are each fixed at the time the Fund enters into the commitment. Offerings on a when-issued basis are not customary with respect to the types of securities in which the Fund will invest, and it is expected that the Fund will infrequently encounter offerings on such basis. The Fund does not, as a matter of non-fundamental policy, commit to purchase securities on a when-issued basis in an amount exceeding 5% of the total value of the Fund's assets on the date on which a commitment is made. Additionally, the Fund will only make commitments to purchase securities offered on a when-issued basis with the intention of actually acquiring the securities, but may sell those securities before the settlement date if it is deemed advisable as a matter of investment strategy. The Fund will establish at its custodian bank a separate account consisting of cash or liquid debt securities (or a combination thereof) equal at any given date to the amount of the Fund's outstanding commitments, if any, to purchase when-issued securities. For the purpose of determining the adequacy of the securities in such account, the deposited securities will be valued at market. If the market values of those securities decline, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will continue to equal the amount of the Fund's outstanding commitments.
When the time comes to pay for when-issued securities, the Fund will meet its obligations from its then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although the Fund would not normally expect to do so, the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the credit worthiness of the issuer and changes in the level of interest rates. Both types of securities generally respond in a similar manner to these changes. That is, when interest rates decline, both types generally appreciate in value, and when interest rates rise, both types generally depreciate in value.

                     REPURCHASE AGREEMENTS

     The Fund may from time to time enter into repurchase agreements whereby the Fund buys a U.S. Government Security, bank obligation or prime commercial paper, subject to the obligation of the seller to repurchase the instrument and to the Fund's obligation to resell it at a mutually agreed upon price. The transaction may be viewed as a loan of money by the Fund to the seller. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. Repurchase agreements will have short durations, normally a day and no longer than a week. The Fund will always receive as collateral securities whose market value, including accrued interest, will be at least 100% of the dollar amount invested in the agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account from the Fund's custodian bank. The principal risk involved is that if the seller were to default and the Fund were not able to sell the collateral securing the agreement for the purchase price the Fund had paid, the Fund would sustain a loss equal to the difference. In addition, liquidation of the underlying debt security by the Fund could be delayed or otherwise adversely affected by a court handling bankruptcy or reorganization proceedings with respect to the seller, thereby affecting the Fund's liquidity and possibly affecting the value of the Fund's portfolio.

                       LENDING PORTFOLIO SECURITIES

     The Fund has never loaned its securities and does not intend to do so during the ensuing year. However, the Fund is not prohibited from engaging in such activity. If at any time in the future the Fund engages in such activity, it would be the Fund's policy not to make any such loan if it would cause more than 20% of the value of the Fund's total assets to be subject to such loans.

     If the Fund were to lend securities, the borrower would provide cash collateral which the Fund could invest in order to receive short-term interest income. The borrower also would pay the Fund an amount equal to the dividends or interest which the Fund would have received if the Fund had not loaned the securities. The cash collateral which the borrower would provide must be equal to the market value of the securities loaned.
If this market value rises, the borrower would provide more cash on each business day. If it declines, the borrower is entitled to be paid back some of its cash. Determinations of market value are made at the end of each business day. If the cash collateral drops below 100% and the required additional cash is not immediately deposited by the borrower, the loan would immediately become due and the Fund would be entitled to replace the securities by purchase. There can be no assurance that the borrower would be able to deposit any required additional cash. The Fund would exercise its right to replace the securities within such reasonable time as the Fund deemed appropriate under the circumstances.

     There are other policies which would govern the Fund's lending of securities. The borrower must agree to return the securities after notice, within the normal settlement time of five business days. The Fund would invest the cash collateral only in readily marketable short-term interest bearing securities of prime quality so that the Fund could return the borrower's cash when due. Part of the interest the Fund receives on these investments may be paid to the borrower.

     If the voting rights or rights to consent on securities loaned pass to the borrower, the Fund would retain the right to cancel the loan and retain its rights in time to vote upon or consent to a matter which the Fund deems important.

     The Fund would loan its portfolio securities only to brokers, dealers and other financial institutions which have capital of not less than $10 million, and the Fund's loans would comply with applicable regulatory requirements. The Fund may pay reasonable finder's, administrative and custodian fees in connection with securities loans.

     Some, but not all, of the Fund's policies are necessary to meet certain requirements of the tax laws relating to the lending of securities. The Fund's policies will not be changed unless the change is permitted under these requirements. The Fund intends not to lend portfolio securities if, or to the extent that, such activity would jeopardize its qualification as a regulated investment company under the tax laws.

                       WRITING COVERED CALL OPTIONS

     The Fund has not written covered call options for many years and does not intend to do so during the ensuing year. However, the Fund is not prohibited from engaging in such activity. If at any time in the future the Fund would engage in such activity, it would be the Fund's policy not to write a covered call option if it would cause more than 20% of the value of the Fund's total assets to be subject to such calls.

     The Fund would only write "covered" calls. This means that the Fund must own the securities which are subject to the call (or own other securities which are acceptable for certain escrow arrangements described below)

when the call is written and until the call lapses or is exercised or a closing purchase transaction is effected. Calls would be purchased only to effect a closing purchase transaction.

     If the Fund were to write a call option, the Fund would agree to sell to a purchaser the securities subject to the call if the call is exercised on or before a specified subsequent date. The price at which the Fund would sell the security is fixed in the call; this price is referred to as the exercise price. This price may be equal to, or more or less than, the market price of the securities covered by the call at the time the call is written. The period during which the Fund must sell at this price is also fixed in the call. Most calls run for periods of three, six or nine months. During the period of a call the Fund must, if the call is exercised, sell the securities subject to the call at the exercise price regardless of market price.

     For entering into this contract, the Fund would receive an amount called a premium. Should the market price of securities on which the Fund has written calls decline during the call period, the premium would help to offset that decline. The Fund expects that, if the market price for the securities covered by the call remains below the exercise price during the period when the call can be exercised, the purchaser would generally not exercise the call. On the other hand, the Fund would not profit from an increase in the market price of securities which are subject to a call over the exercise price except to the extent that the premium represents such a profit. The Fund would expect that, if the market price for the securities covered by the call rises above the exercise price during the period when the call can be exercised, the purchaser would generally exercise the call. In addition, until and unless the call is exercised, the Fund would retain current income from the security.

     The Fund would purchase calls only to close out a position in a call which the Fund has written. To do this, the Fund would make a "closing purchase transaction." This involves buying a call on the same security with the same exercise price and call period as the call the Fund has written. When the Fund sells a security on which the Fund has written a call, the Fund would effect a closing purchase transaction to avoid having to sell a security on which it has written a call if the call is exercised. The Fund would have a profit or loss from a closing purchase transaction depending on whether the amount the Fund paid to purchase the call is less or more than the premium the Fund received on the call which is closed out. There is no assurance that the Fund would be able to effect a closing purchase transaction due to the lack of a market in the call in question. If the Fund could not do so, the Fund would be required to hold the security on which the call was written until the call expires or is exercised. The Fund would generally purchase an offsetting call only in instances in which the value of the underlying security has risen since the Fund wrote the call and the Fund believes either that the security should continue to be held as part of the Fund's portfolio because it meets the Fund's investment objectives or that it would be undesirable to realize the capital gain at the time the call is exercised.

     An example of writing a call is as follows.  Assume the Fund owns
100 shares of stock and that, when the market price of the stock is $50 per share, the Fund writes a six-month call covering the 100 shares at an exercise price of $50 per share for a premium of $500 (less commissions). Should the market price of the stock decline to $40 per share, the call would not be exercised. The 100 shares would decline $1,000 in value, but would not be sold unless investment considerations had changed, and the Fund would have received income in the amount of $500. On the other hand, should the market price of the stock rise to $60 per share, the call would be exercised, and in exchange for the $500 premium, the Fund would have foregone the $1,000 appreciation on the shares.

     When the Fund writes a call, the Fund's custodian bank (or a depository acting for the bank) would act as the Fund's escrow agent as to securities on which the Fund has written calls (or other securities which, under the applicable rules, are acceptable for escrow). The securities would not be released from the escrow until the call expires or the Fund enters into a closing purchase transaction.

     Writing calls may affect the Fund's turnover rate and the amount of brokerage commissions paid. Calls may be exercised, causing the sale of securities and thus increasing the Fund's turnover rate. The increase would be beyond the Fund's control, since the Fund has no control over the exercise of the calls it writes. The Fund would pay a brokerage commission each time it writes a call, effects a closing purchase transaction or sells securities on the exercise of a call. The brokerage commissions associated with the buying and selling of calls are normally proportionately higher than those associated with general securities transactions.

     A premium received by the Fund upon writing a call would be included in the Fund's assets; an equal amount would be carried as a liability. The liability would be subsequently adjusted to the current value of the call. For example, if the current value of the call exceeds the premium received, the excess would be an unrealized loss; if the premium exceeds the current value of the call, the excess would be an unrealized gain. The current value of a call would be the last sales price on the principal exchange in which the call is traded or, in the absence of transactions, the mean between the bid and asked prices.

                             PORTFOLIO TRANSACTIONS

     Stamper Capital & Investment Inc., (the "Sub-Adviser") makes investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Fund, subject to review by the Board of Directors. In this regard, the Sub-Adviser will seek to obtain the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying any brokerage commissions, the Sub-Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Sub-Adviser. In accordance with this policy, brokerage transactions, if any, are not executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Sub-Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Sub-Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary accounts, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Board of Directors deems that any disadvantage in the procedure is outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

     The Sub-Adviser believes that research from brokers and dealers is desirable, although not essential, in carrying out its functions, in that such outside research supplements the efforts of the Sub-Adviser by corroborating data and enabling the Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Sub-Adviser researches, at its own expense, each security included in, or being considered for inclusion in, the Fund's portfolio. As any particular research obtained by the Sub-Adviser may be useful to the Fund, the Board of Directors or its Committee on brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Sub-Adviser to allocate, the relative costs or benefits of research.

     During the last three fiscal years ended March 31, 1995, 1994 and 1993, the Fund paid brokerage commissions of $7,297, $1,965 and $394, respectively. Most of the Fund's transactions are made on a principal basis. The price of such transactions may include profit for the dealer.

                          DIRECTORS AND OFFICERS

     The names and addresses of the directors and officers of the Fund are set forth below, together with their principal business affiliations and occupations for the last five years. The asterisk following the names of Martin H. Proyect, Shelby M.C. Davis and Jeremy H. Biggs indicates that they are considered to be "interested persons" of the Fund, as defined in the Investment Company Act, by reason of their affiliation with the Fund's Adviser. As indicated below, certain directors and officers of the Fund hold similar positions with the following funds that are also managed by the Manager: Davis New York Venture Fund, Inc. (formerly, New York Venture Fund, Inc.) Davis Tax-Free High Income Fund, Inc. (formerly, Venture Muni (+) Plus, Inc.) Davis Series, Inc. (formerly, Retirement

Planning Funds of America, Inc.) and Davis International Series, Inc. (formerly, Venture Series, Inc.) (collectively the "Davis Funds").

Martin H. Proyect (10/24/32),* P.O. Box 80176, Las Vegas, NV
89180-0176. Director of the Fund and each of the Davis Funds;
Director/Trustee of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; formerly, Chairman and Treasurer, Venture Advisers, Inc. until August 15, 1995; formerly, Secretary and Treasurer, Venture Pension Advisers, Inc.

Wesley E. Bass, Jr. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of the Fund and each of the Davis Funds except Davis
International Series, Inc.; President, Bass & Associates (Financial Consulting Firm); formerly, First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

Jeremy H. Biggs (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Fund and each of the Davis Funds; Consultant to the Adviser. Director, Van Eck Funds; Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee and member of the International Investment Committee of Fiduciary Trust Company International.

Marc P. Blum (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of the Fund and each of the Davis Funds except Davis
International Series, Inc.; Chief Executive Officer, World Total Return Fund, L.P.; Member, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust;

Shelby M.C. Davis (3/20/37),* P.O. Box 205, Hobe Sound, FL 33455. Director and President of the Fund and each of the Davis Funds; Director/Trustee and President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc., effective August 15, 1995; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.; formerly, Chairman, Venture Pension Advisers, Inc.

Eugene M. Feinblatt (10/28/19), 233 East Redwood Street, Baltimore, MD 21202. Director of the Fund and each of the Davis Funds except Davis International Series, Inc.; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys).

Jerry D. Geist (5/23/34), 1650 University Blvd., N.E., Suite 207, Albuquerque, NM 87110. Director of the Fund and each of the Davis Funds except Davis International Series, Inc.; Chairman Santa Fe Center Enterprises; Consultant NYSE Energy Co.; Major Venture Capital Co.; Chairman, Biotechnology Company; Director, Environmental Mfg. Co.; Director, CH2M-Hill, Inc.; Retired Chairman and President, Public Service Company of New Mexico.

D. James Guzy (3/7/36), 508 Tasman Drive, Sunnyvale, CA 94089.
Director of the Fund and each of the Davis Funds except Davis
International Series, Inc.; Chairman, NTX Communications Corp.
(communications products); Director, Intel Corp. (a manufacturer semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology Fund (a mutual fund).

G. Bernard Hamilton, (3/18/37) P.O. Box 544, Richmond, VA 23204-0544. Director of the Fund and each of the Davis Funds except Davis
International Series, Inc.; Managing General Partner, Avanti Partners, L.P.; formerly, President, Venture Pension Advisers, Inc.

LeRoy E. Hoffberger (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson, MD 21204. Director of the Fund and each of the Davis
Funds except Davis International Series, Inc.; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director and President, CPC, Inc. (a real estate company); Director and Vice President, Merchant Terminal Corporation; formerly, Director of Equitable Bancorporation, Equitable Bank and
Maryland National Bank, and formerly, Director and President, O-W Fund, Inc. (a private investment fund).

Laurence W. Levine (4/9/31), c/o Bigham, Englar, Jones & Houston, 14 Wall Street, 21st, Floor, New York, NY 10005-2140. Director of the Fund and each of the Davis Funds except Davis International Series, Inc.; Partner,

Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

Christian R. Sonne (5/6/36), P.O. Box 777, Tuxedo Park, NY 10987. Director of the Fund and each of the Davis Funds except Davis
International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Company (investment banking).

Edwin R. Werner (4/1/22), 622 3rd Avenue, Suite 1200 New York, NY
10017. Director of the Fund and each of the Davis Funds except Davis International Series, Inc.; Director, Novacare, Inc. and New York Blood Center; Chairman and CEO, Empire Blue Cross and Blue Shield of New York.

Carl R. Luff (4/30/54), 124 East Marcy Street, Santa Fe, NM 87501. Vice President, Treasurer and Assistant Secretary of the Fund, each of the Davis Funds and of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Co-President and Treasurer, Venture Advisers, Inc., effective August 15, 1995.

Raymond O. Padilla (2/22/51), 124 East Marcy Street, Santa Fe, NM 87501. Vice President, Secretary and Assistant Treasurer of the Fund and each of the Davis Funds; Vice President and Assistant Secretary of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Senior Vice President, Venture Advisers, Inc.

Carolyn H. Spolidoro (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Fund and each of the Davis Funds; Vice President, Venture Advisers, Inc.

Louis R. Proyect (3/7/45), 124 East Marcy Street, Santa Fe, NM 87501.
Vice President of the Fund and each of the Davis Funds; Vice President and Secretary of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Executive Vice President and Secretary Venture Advisers, Inc. effective August 15, 1995; Secretary, Shelby Cullom Davis Financial Consultants, Inc. Counsel, Shelby Cullom Davis & Co.

Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Fund and each of the Davis Funds; Director and Co-President, Venture Advisers, Inc. effective August 15, 1995; formerly, Vice President and head of convertible security research, PaineWebber, Incorporated.

Christopher C. Davis (7/13/65), 70 Pine Street, 43rd Floor, New York, NY 10270-0108. Vice President of the Fund and each of the Davis Funds except Davis International, Inc.; Director, Venture Advisers, Inc.

Eileen R. Street (3/11/62), 124 East Marcy Street, Santa Fe, NM 87501. Assistant Treasurer and Assistant Secretary of the Fund and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Senior Vice President, Venture Advisers, Inc.

Sheldon R. Stein (11/29/28), 30 North LaSalle Street, Suite 2900,
Chicago, IL 60602. Assistant Secretary of the Fund and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner, D'Ancona & Pflaum, the Fund's legal counsel.

Arthur Don (9/24/53), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602. Assistant Secretary of the Fund and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner, D'Ancona & Pflaum, the Fund's legal counsel.

     The Fund does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Fund and is reimbursed by the Fund for the costs of providing these services. See "Investment Advisory Services."

                      DIRECTORS' COMPENSATION SCHEDULE

     During the fiscal year ended March 31, 1995, the compensation paid to the directors who are not considered to be interested persons of the Fund was as follows:

                               Aggregate Company              Total
            Name                 Compensation        Complex Compensation<F1>
            ----                 ------------        --------------------
Wesley E. Bass                       2,250                   24,375
Marc P. Blum                         2,100                   23,600
Eugene M. Feinblatt                  2,150                   23,700
Jerry D. Geist                       2,000                   23,050
D. James Guzy                        2,100                   23,600
G. Bernard Hamilton                  2,050                   23,200
LeRoy E. Hoffberger                  2,100                   23,550
Laurence W. Levine                   2,100                   23,550
Christian R. Sonne<F2>                -0-                     7,200
Edwin R. Werner                      1,800                   20,700

<F1>Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser.

<F2>Mr. Sonne became a director of the Fund as of July 31, 1995.  Until that time, he was a Director only of Davis New York Venture Fund, Inc.

                      CERTAIN SHAREHOLDERS OF THE FUND

     The following table sets forth, as of July 14, 1995, the name and holdings of each person known by the Fund to be a record owner of more than 5% of its outstanding Class A shares. As of such date, there were 11,754,041.969 Class A shares outstanding and the directors and officers of the Fund, as a group, owned 258,649.210 Class A shares, or approximately 2.20% of the Fund's outstanding Class A shares. As of such date, there were 763,190.665 Class B shares outstanding. The directors and officers of the Fund do not presently own or intend to own any Class B shares of the Fund.

Class A shares
                                             Number of                  Percent of
      Name and Address                     Shares Owned              Class Outstanding
      ----------------                     ------------              -----------------
      Integra Trust Service                 772,202.104                   6.57 %
      Trust Securities Sec
      300 Fourth Ave
      Pittsburgh, PA  15278-0001

      Currie and Co.                        618,060.458                   5.26%
      P.O. Box 3199
      Church Street Station
      New York, NY  10008

Class B shares
                                             Number of                  Percent of
      Name and Address                     Shares Owned              Class Outstanding
      ----------------                     ------------              -----------------

      Robert A. Breault                     66,718.266                    8.74%
      1368 Union St.
      Schenectady, NY  12308-3017

      Ann M. Dadah                          57,268.838                    7.50%
      3345 Paddington
      Troy, MI  48084-1420

      Parker Hunter Incorporated FBO        48,110.858                    6.30%
      Bond & Joint Surgical Assoc. PC
      Owen A. Nelson & Mark Tranovich
      TTEES Profit Sharing Plan & Tr
      As Amended 10/1/88
      Uniontown, PA  15401-3129

      Henry I. Robertson &                  48,018.044                    6.29%
      Edith J. Robertson Jt/Wros
      P.O. Box 668
      East Palatka, FL  32131-0668

     Jeanne F. Breault                      43,441.505                    5.69%
     1368 Union St.
     Schenectady, NY  12308-3017

                           INVESTMENT ADVISORY SERVICES

     Davis Selected Advisers, L.P. serves as investment adviser for the Fund pursuant to an Advisory Agreement adopted in accordance with the requirements of the Investment Company Act of 1940. Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations and transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state laws.

     For the Adviser's services, the Fund pays the Adviser a monthly fee at the annual rate based on average net assets as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million. The aggregate advisory fees paid by the Fund to the Adviser during the fiscal years ended March 31, 1995, 1994 and 1993 were $453,243, $408,034 and $229,646, respectively.

     Under the Advisory Agreement, if expenses borne by the Fund in any fiscal year (including the advisory fee, but excluding interest, taxes, brokerage fees and payments made under a Rule 12b-1 Distribution Plan and, where permitted, extraordinary expenses) exceeds limitations imposed by applicable state securities laws or regulations, the Adviser must reimburse the Fund for any such excess at least annually, up to the amount of its advisory fee. These expense limitations may be raised or lowered from time to time. California and South Dakota are currently the only states which have such limitations. California's limitation is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. South Dakota's limitation is 2.5% of average net assets.

     Effective October 1, 1995, Stamper Capital & Investment, Inc., serves as the Fund's Sub-Adviser under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser manages the day to day investment operations of the Fund, subject to the Adviser's overall supervision. For its services, the Sub-Adviser receives a fee from the Adviser equal to 30% of the fees received by the Adviser from the Fund.

     The reimbursable costs for certain accounting and administrative services for the fiscal years ended March 31, 1995, 1994 and 1993 were $11,004, $10,668 and $9,996, respectively. The reimbursable costs for qualifying the Fund's shares for sale with state agencies for such periods were $8,004, $8,004 and $8,004, respectively, and the reimbursable costs for providing shareholder services for such periods were $7,749, $6,946 and $6,589, respectively.

     The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

     In accordance with the provisions of the Investment Company Act, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Fund's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the Adviser. The continuance of the Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

     The Adviser and the Sub-Adviser have both adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. Both Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                             CUSTODIAN

     The Custodian of the Fund's assets is State Street Bank and Trust Company ("State Street"), Atlantic Division, 470 Atlantic Avenue, Boston, Massachusetts 02210. The Custodian maintains all of the instruments representing investments of the Fund and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses pursuant to instructions of officers or resolutions of the Board of Directors.

                             AUDITORS

     The Fund's auditors are Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19102-1707. The audit includes examination of annual financial statements furnished to shareholders and filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Audit Committee of the Board of Directors. In addition, the auditors review federal and state income tax returns and related forms.

                   DETERMINING THE PRICE OF SHARES

     The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

                  REDUCTION OF CLASS A SALES CHARGES

     There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities.

     Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and
(iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

     Statements of Intention. Another way to reduce the sales charge is by signing a Statement of Intention. A Statement is included in the Application Form included in the Prospectus. Please read it carefully before completing it.

     If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

     Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying at one time the total amount indicated. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

     If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

     Rights of Accumulation. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge need not be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

     For example, if you owned $100,000 worth (at offering price) of the Fund's Class A shares and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

     If you claim this right of accumulation, you or your dealer must so notify the Adviser (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

     Combined Purchases with other Davis Funds. Your ownership or purchase of Class A shares of certain other Funds advised and distributed by the Adviser, including Davis New York Venture Fund, Inc., Davis
Tax-Free High Income Fund, Inc., Davis Series, Inc., and Davis International Series, Inc. (collectively with the Fund, the "Davis Funds" formerly, "Venture Funds") may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

     If a "single purchaser" decides to buy the Fund's Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in the Fund's Class A shares and $150,000 in the Class A shares of Davis Tax-Free High Income Fund, Inc. and pay a sales charge of 2-1/2%, not 3-1/2%.

     Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Fund's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

     Lastly, the right of accumulation applies also to the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Class A (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

     In all the above instances where you wish to claim this right of combining the Fund's shares you own of the other Davis Funds you or your dealer must notify the Adviser (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

     Issuance of Shares at Net Asset Value. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

                    DISTRIBUTION OF FUND SHARES

     The Adviser acts as principal underwriter of the Fund's shares on a continuing basis pursuant to a Distributing Agreement. Pursuant to such Distributing Agreement, the Adviser, in its capacity as distributor, pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Adviser also pays for prospectuses in excess of those which the Fund must file with the Securities and Exchange Commission and other regulatory authorities or those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory
Agreement.

     During the Fund's fiscal year ended March 31, 1995, the Adviser, in its capacity as distributor, received total sales charges (which the Fund does not pay) on the sale of Fund shares of $236,817. Of this amount, the Adviser paid concessions to dealers of $199,230. For the two prior fiscal years ended March 31, 1994 and 1993, the Adviser received total sales charges on the sale of the Fund shares of $534,288 and $249,306, respectively, and of those amounts paid concessions to dealers of $452,892 and $205,029, respectively.

     In addition, the Fund has adopted distribution plans with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plans"). Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Payments under the Class B Distribution Plan are limited to an annual rate of 1.00% of the average daily net asset value of the Class B shares.

     To the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of shares of the Company within the meaning of Rule 12b-1, the payments of such fees are authorized under the Plans.

     The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Directors or a majority of the outstanding shares. The Adviser is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Directors approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Directors and the shareholders. As long as the Distribution Plans are in effect, the Fund must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

     During the fiscal year ended March 31, 1995, the Adviser received $114,490 under the Class A Distribution Plan, all of which was paid to dealers and sales personnel. During the fiscal year ended March 31, 1995, the Adviser received $3,302 under the Class B Distribution Plan, all of which was paid to dealers and sales personnel.

                            PERFORMANCE DATA

     Yield.Yield is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. For the 30-day period ended March 31, 1995, the yield for the Fund's Class A shares was 8.71%. Such yield figure was determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2 [(a - b  + 1) 6 -1]
                                  -----
                                   cd

        Where:        a = dividends and interest earned during the period.
                      b = expenses accrued for the period.
                      c = the average daily number of shares outstanding
                          during the period that were entitled to receive dividends.
                      d = the maximum offering price per share on the last
                          day of the period.

     Total Return. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                   P(1+T)^n = ERV

          Where:   P =   hypothetical initial payment of $1,000
                   T =   average annual total return
                   n =   number of years
                   ERV = ending redeemable value at the end of the period of
                         a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts
(a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

     The average annual total return figures for the Fund's Class A shares during the one, five and ten year periods ended March 31, 1995, were (0.35)%, 8.92% and 6.39%, respectively.